UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2025

CEPTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 West Trimble Road

San Jose, CA 95131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 408-459-7579

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $115.00 per share, subject to adjustment	CPTNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Pursuant to an Agreement and Plan of Merger dated as of July 29, 2024 (the “Merger Agreement”), entered into by and among Cepton, Inc., a Delaware corporation (“Cepton,” or the “Company”), KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent”), Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect controlled subsidiary of Parent (the “Surviving Corporation”). The Merger became effective on January 7, 2025 (the “Closing Date”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. As described in the Introductory Note, effective as of the Closing Date, Merger Sub merged with and into the Company pursuant to the Merger Agreement. As a result of the Merger, the Company became an indirect controlled subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of Cepton common stock, par value $0.00001 per share (the “Cepton Common Stock”), outstanding immediately prior to the Effective Time (other than certain excluded shares described below) was converted automatically into the right to receive, without interest, $3.17 in cash per share (the “Merger Consideration”) and was canceled other than the right to receive the Merger Consideration. The excluded shares include (i) each share of Cepton Common Stock owned by the Company as treasury stock immediately prior to the Effective Time which by virtue of the Merger was canceled and ceased to exist and no payment was made with respect thereto; (ii) each share of Cepton Common Stock held by Parent or any of its subsidiaries immediately prior to the Effective Time, including the Rollover Shares (as defined below); and (iii) each share of Cepton Common Stock held by a holder (or “beneficial owner” (as defined in Section 262(a) of the Delaware General Corporation Law (“DGCL”)) who was entitled to demand and properly exercised and perfected its demand for appraisal of such share in accordance with Section 262 of the DGCL. At the Effective Time, the Earnout Shares (as defined in the Merger Agreement) were deemed unearned and canceled and no payment was made with respect thereto.

Additionally, at the Effective Time:

●	each compensatory option to purchase shares of Cepton Common Stock (a “Company Option”) that was outstanding immediately prior to the Effective Time, whether or not vested or exercisable, was cancelled, and converted into the right to receive an amount in cash, less any withholding taxes, determined by multiplying (i) the excess, if any, of the per share Merger Consideration over the applicable exercise price per share of the Company Option by (ii) the number of shares of Cepton Common Stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that was outstanding immediately prior to the Effective Time with a per-share exercise price that is greater than or equal to the per share Merger Consideration was cancelled at the Effective Time without payment;

●	each Company restricted stock unit (a “Company RSU”) that was outstanding immediately prior to the Effective Time, whether or not vested, was canceled, and converted into the right to receive (without interest), for each such Company RSU an amount in cash, less any withholding taxes, determined by multiplying (i) the per share Merger Consideration by (ii) the number of shares of Cepton Common Stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that was not vested as of the Effective Time (after giving effect to any acceleration under the terms of the Company RSU that may apply in connection with the Merger), the Merger Consideration for such unvested Company RSU remains subject to the vesting conditions applicable to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and will be payable only if and to the extent such vesting conditions are satisfied; and

●	each award of performance-based restricted stock units of the Company (a “Company PSU”) that was outstanding immediately prior to the Effective Time did not vest and was cancelled without payment at the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety, by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Rollover Agreement

In connection with the Merger Agreement, on July 29, 2024, Parent, Project Camaro Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Holdco”), Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui entered into a rollover agreement (the “Rollover Agreement”). Pursuant to the terms and subject to the conditions of the Rollover Agreement, on the Closing Date and immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui (together, the “Rollover Participants”) contributed 1,291,810, 515,886 and 476,549 shares of Cepton Common Stock, respectively (the “Rollover Shares”), making up one-half of the shares of Cepton Common Stock held by each Rollover Participant as of the date of the Rollover Agreement, and Parent separately contributed its 1,962,474 shares of Cepton Common Stock, 100,000 shares of Cepton’s Series A Convertible Preferred Stock, par value $0.00001 per share, and a necessary amount of cash to Holdco in exchange for certain equity interests in Holdco.

Warrant Amendment

In connection with the Merger, the Company’s outstanding public and private warrants to purchase shares of Cepton Common Stock (each, a “Cepton Warrant” and collectively the “Cepton Warrants”) issued pursuant to the Warrant Agreement, dated January 21, 2021 (the “Warrant Agreement”), as amended by the Amendment No. 1 to the Warrant Agreement, dated January 7, 2025 (the “Warrant Amendment”), by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agent”), automatically ceased to represent a Cepton Warrant exercisable for shares of Cepton Common Stock and became a Cepton Warrant exercisable solely for a cash amount equal to the per share Merger Consideration less the Warrant Price (as defined in the Warrant Agreement) as adjusted pursuant to the terms of the Warrant Agreement, which shall be an amount equal to $0.0104 per Cepton Warrant (the “Net Warrant Payment”). A Cepton Warrant may be exercised to receive the Net Warrant Payment during the period commencing on the date of this Current Report on Form 8-K and ending at 5:00 p.m., New York City time on February 6, 2025, the date that is thirty (30) days following the date hereof (the “Net Warrant Payment Exercise Deadline”). With respect to the valid exercise of the Cepton Warrants prior to the Net Warrant Payment Exercise Deadline, the Company will pay the aggregate amount of the Net Warrant Payment, if any, less any and all applicable taxes due in connection with the exercise of the Cepton Warrants, by wire transfer to the Warrant Agent. Following the Net Warrant Payment Exercise Deadline, any holder of Cepton Warrants not exercised in accordance with the Warrant Agreement and the Warrant Amendment shall not have any right to, and the Company shall have no obligation to pay, the Net Warrant Payment. Each outstanding Cepton Warrant not exercised on or before the Net Warrant Payment Exercise Deadline shall become void, and all rights thereunder and all rights in respect thereof under the Warrant Amendment shall cease at 5:00 p.m., New York City time on the Net Warrant Payment Exercise Deadline.

The foregoing description of the Warrant Agreement and Warrant Amendment is qualified in its entirety by reference to the full text of the Warrant Agreement, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference, and the full text of the Warrant Amendment, which is filed as Exhibit 4.2 hereto, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Closing Date, Cepton notified The Nasdaq Stock Market LLC (“Nasdaq”) of the Closing Date and requested that Nasdaq (i) suspend trading of Cepton Common Stock and Cepton Warrants, (ii) withdraw Cepton Common Stock and Cepton Warrants from listing on Nasdaq, and (iii) file with the SEC on Form 25 a notification of delisting and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Cepton Common Stock and Cepton Warrants from Nasdaq. As a result, shares of Cepton Common Stock and Cepton Warrants ceased being traded prior to the opening of the market on January 7, 2025, and are no longer listed on Nasdaq. Additionally, Cepton intends to file with the SEC a certification on Form 15 requesting the termination of registration of Cepton Common Stock under Section 12(g) of the Exchange Act and the suspension of Cepton’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, at the Effective Time, Cepton stockholders and holders of the Cepton Warrants as of immediately prior to the Effective Time ceased to have any rights with respect to the shares of Cepton Common Stock and Cepton Warrants, except for the right to receive the Merger Consideration or the Net Warrant Payment, respectively, subject to any required tax withholding, and subject to the terms and conditions set forth in the Merger Agreement and the Warrant Amendment, respectively.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, Cepton became an indirect controlled subsidiary of Parent as of the Effective Time.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements

In connection with the Merger, on September 8, 2024, the Compensation Committee of the Cepton board of directors (the “Compensation Committee”) approved the terms of new employment agreements (the “Employment Agreements”), which were entered into between Cepton Technologies, Inc., a subsidiary of the Surviving Corporation, and Dr. Jun Pei and Dr. Dongyi Liao on September 9, 2024. These agreements became effective as of the Closing Date.

Directors

In connection with the consummation of the Merger and in accordance with the Merger Agreement (and not as a result of any disagreement with the Company), the following directors of the Company resigned and ceased to be directors of the Company as of the Effective Time: Dr. Jun Pei, Dr. Jun Ye, Mr. George Syllantavos, Mr. Xiaogang Zhang, Dr. Mei Wang, and Mr. Takayuki Katsuda. Mr. Hideharu Konagaya will continue as member of the board of directors of the Surviving Corporation following the Closing Date.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02. The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full text of the Employment Agreements, filed as Exhibits 10.1 and 10.2 hereto, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Cepton’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety by the Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, the by-laws of Merger Sub became the by-laws of Cepton (the “By-Laws”). Copies of the Certificate of Incorporation and the By-Laws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On the Closing Date, Cepton issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 29, 2024, by and among Cepton, Inc., KOITO MANUFACTURING CO., LTD., and Project Camaro Merger Sub, Inc., (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Cepton, Inc. on July 29, 2024).

3.1	Third Amended and Restated Certificate of Incorporation of Cepton, Inc.

3.2	Second Amended and Restated By-Laws of Cepton, Inc.

4.1	Warrant Agreement, dated January 29, 2021, by and between Cepton, Inc. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 filed by Cepton, Inc. on February 11, 2022).

4.2	Amendment No. 1 to the Warrant Agreement, dated January 7, 2025, by and between Cepton, Inc. and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Employment Agreement, dated September 9, 2024, by and between Cepton Technologies, Inc. and Jun Pei (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by Cepton, Inc. on September 9, 2024).

10.2	Employment Agreement, dated September 9, 2024, by and between Cepton Technologies, Inc. and Dongyi Liao (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by Cepton, Inc. on September 9, 2024).

99.1	Press Release, dated January 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Dated: January 7, 2025	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer